UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2007

MEDICAL SOLUTIONS MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13858	86-0214815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Cedar Hill Street

Marlboro, MA 01752

(Address of principal executive offices) (Zip Code)

(508) 597-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 20, 2007, the Board of Directors of Medical Solutions Management Inc. (the “Company”) amended and restated the Company’s Code of Business Ethics and Conduct (the “Code of Ethics”) to properly reflect the Company’s name adopted in June 2006, Medical Solutions Management Inc. The Code of Ethics applies to the Company’s principal executive officer, principal financial officer and principal accounting officer, as well as the Company’s directors and employees. No other amendments to the Code of Ethics were made. The Code of Ethics is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
14.1	Medical Solutions Management Inc.’s Code of Business Ethics and Conduct

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2007

MEDICAL SOLUTIONS MANAGEMENT INC.

By:	/s/ Kenneth Fischer
Name:	Kenneth Fischer
Title:	Chief Financial Officer

EXHIBIT LIST

Exhibit	Description
14.1	Medical Solutions Management Inc.’s Code of Business Ethics and Conduct